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Exhibit 10.10

* CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

AGREEMENT REGARDING TERMS OF SALE

        THIS AGREEMENT REGARDING TERMS OF SALE ("Agreement") is entered into as of the 23rd day of May, 2003 ("Effective Date"), by and between AMI SEMICONDUCTOR,  INC., on its own behalf and on behalf of its subsidiaries (individually and collectively, "AMIS"), a Delaware corporation having its principal place of business at 2300 Buckskin Road, Pocatello, Idaho 83201, U.S.A., and DEXCOM, INC. ("DexCom"), a Delaware corporation, having its principal place of business at 6725 Mesa Ridge Road, Suite 100, San Diego, California 92121, U.S.A. AMIS and DexCom also are hereinafter referred to individually as a "party," and jointly as the "parties."

        WHEREAS, DexCom desires to have AMIS design, manufacture and sell to DexCom certain semiconductor products, and AMIS desires to design, manufacture and sell to DexCom such semiconductor products; and,

        WHEREAS, DexCom and AMIS desire to establish the terms and conditions of their business relationship, including the "Terms of Sale" that will govern all purchase orders submitted by DexCom and accepted by AMIS;

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

ARTICLE I

        All purchase orders issued by DexCom to AMIS shall be subject in each instance to acceptance in writing by AMIS, as evidenced exclusively by the issuance of a written acknowledgement of purchase order by AMIS.

ARTICLE II

        All purchase orders issued by DexCom to AMIS, and all products designed and manufactured by AMIS for DexCom, shall be subject to the separately-executed "Indemnity Agreement" (annexed hereto as Exhibit A) entered into by DexCom and AMIS. Such Indemnity Agreement shall survive any cancellation, termination or expiration of any agreement, or any part thereof, including without limitation this Agreement, between DexCom and AMIS.

ARTICLE III

        The following "DexCom/AMIS Terms of Sale" in all respects shall govern, and shall be deemed in each instance to be incorporated by reference in, all purchase orders issued by DexCom to AMIS and all acknowledgments of purchase order issued by AMIS in response to such purchase orders, and the "DexCom/AMIS Terms of Sale" shall supersede in their entirety any preprinted terms and conditions contained in any purchase orders issued by DexCom to AMIS and/or in any acknowledgments of purchase orders issued by AMIS to DexCom (in the "DexCom/AMIS Terms of Sale" set forth below, the term "Seller" shall be deemed to refer to AMIS, and the term "Buyer" shall be deemed to refer to DexCom):

DEXCOM/AMIS TERMS OF SALE

           1.  ACCEPTANCE: THE TERMS OF SALE CONTAINED HEREIN APPLY TO ALL QUOTATIONS MADE AND PURCHASE ORDERS ENTERED INTO BY THE SELLER AND BUYER AS WELL AS TO THE DELIVERABLES DESCRIBED IN SELLER'S "FIRM PROPOSAL PREPARED FOR DEXCOM, BID CONTROL NUMBER (BCN) [*****] (A COPY OF WHICH IS ANNEXED TO

THIS AGREEMENT AS EXHIBIT B), PERTAINING TO THE "SENSOR ASIC AND HANDHELD COMMUNICATOR" PROJECT. SOME OF THE TERMS SET OUT HERE MAY DIFFER FROM THOSE IN BUYER'S PURCHASE ORDER AND SOME MAY BE NEW. THESE TERMS OF SALE WILL CONTROL IN THE EVENT OF ANY ADDITIONAL OR INCONSISTENT TERMS IN BUYER'S PURCHASE ORDER. SELLER'S FAILURE TO OBJECT TO PROVISIONS CONTAINED IN ANY COMMUNICATION FROM BUYER SHALL NOT BE DEEMED A WAIVER OF THE PROVISIONS OF THESE TERMS OF SALE. ANY CHANGES IN THE TERMS CONTAINED HEREIN MUST SPECIFICALLY BE AGREED TO IN WRITING BY AN OFFICER OF THE SELLER BEFORE BECOMING BINDING ON EITHER THE SELLER OR THE BUYER. All orders or contracts must be consistent with these Terms of Sale, unless otherwise specifically agreed in writing by Seller. Seller agrees to accept and fulfill purchase orders submitted by Buyer to Seller that are consistent with these Terms of Sale, are consistent with mutually agreed-upon lead times, and encompass cumulative die quantities of up to [*****] units per year. Subject to the foregoing and to Seller's then-existing capacity constraints, Seller agrees to accept and fulfill additional purchase orders submitted by Buyer to Seller that are consistent with these Terms of Sale and are consistent with mutually agreed-upon quantities and lead times with respect to services and/or products encompassed by such purchase orders.

           2.  PAYMENT:

           (a)  Unless otherwise agreed, all invoices are due and payable thirty (30) days from the later of the date of invoice or product shipment and notification to Buyer. No discounts are authorized. Shipments, deliveries, and performance of work shall at all times be subject to the approval of the Seller's credit department or prepayment by Buyer. The Seller may at any time decline to make any shipments or deliveries or perform any work except upon receipt of payment or upon terms and conditions or security reasonably satisfactory to such department.

           (b)  If, in the judgment of the Seller, the financial condition of the Buyer at any time does not justify continuation of production or shipment on the terms of payment originally specified, for reasons including but not limited to Buyer's bankruptcy or insolvency, the Seller may require full or partial payment in advance and, in the event of the bankruptcy or insolvency of the Buyer or in the event any proceeding is brought by or against the Buyer under the bankruptcy or insolvency laws, the Seller shall be entitled to cancel any order then outstanding and shall receive reimbursement for its cancellation charges.

           (c)  Each shipment shall be considered a separate and independent transaction, and payment therefore shall be made accordingly shipments are delayed by the Buyer, payments shall become due on the date when the Seller is prepared to make shipment. If the work covered by the purchase order is delayed by the Buyer (e.g., Buyer does not perform its material undertakings in connection with the shipment), payments shall be made based on the purchase price and the percentage of completion. Products held for the Buyer as a result of delays by the Buyer shall be at the risk and expense of the Buyer.

           3.  TAXES: Unless otherwise provided herein, the amount of any present or future sales, revenue, excise or other taxes, fees, or other charges of any nature (but expressly excluding taxes on the income of Seller), imposed by any public authority, (national, state, local or other) applicable to the services or products covered by these Terms of Sale, or the performance of services and/or manufacture or sale of products hereunder, shall be added to the purchase price and shall be paid by the Buyer, or in lieu thereof, the Buyer shall provide the Seller with a tax exemption certificate acceptable to the taxing authority.

           4.  F.O.B. POINT: All sales are made F.O.B. point of shipment. Seller's title passes to Buyer, and Seller's liability as to delivery ceases, upon making delivery of material purchased hereunder to carrier at shipping point, the carrier acting as Buyer's agent. All claims for damages must be filed with the carrier. Shipments will normally be made by Parcel Post, United Parcel Service (UPS), Air Express, or Air Freight. Unless specific instructions from Buyer specify which of the foregoing methods of shipment is to be used, the Seller will exercise its own discretion.

           5.  DELIVERY:

           (a)  Shipping dates are approximate and are based upon prompt receipt from Buyer of all necessary information. In no event will Seller be liable for any re-procurement costs, nor for delay or non-delivery, due to causes beyond its reasonable control including, but not limited to, acts of God, acts of civil or military authority, priorities, fires, strikes, lockouts, slow-downs, shortages not within Seller's reasonable control, factory conditions not within Seller's reasonable control, labor conditions, yield problems not within Seller's reasonable control, and inability due to causes beyond the Seller's reasonable control to obtain necessary labor, materials, or manufacturing facilities. In the event of any such delay, the date of delivery shall, at the request of the Seller, be deferred for a period equal to the time lost by reason of the delay; provided that any delay (for any reason) in excess of three (3) months will entitle Buyer to cancel any (or all) pending orders.

           (b)  In the event Seller's production is curtailed for any of the above reasons so that Seller cannot deliver the full amount released hereunder, Seller may allocate production deliveries among its various customers then under contract for similar goods. The allocation will be made in a commercially fair and reasonable manner. When allocation has been made, Buyer will be notified of the estimated quota made available.

           6.  INTELLECTUAL PROPERTY:

           (a)  All intellectual property rights that belong to either party prior to and as of the date of the Agreement shall remain with such party. Except as otherwise expressly set forth herein, nothing contained in the Agreement shall operate or be construed to grant any license, by implication, estoppel or otherwise, under any of Buyer's or Seller's respective patents, copyrights, trade secrets, rights in mask work or other intellectual property rights.

           (b)  Seller shall retain title to and possession of all documentation and tooling of any kind (including, but not limited to, pattern generator tapes and reticles) developed pursuant to Exhibit B annexed to the Agreement and/or used in the production of each product furnished hereunder. To the extent that any product incorporates, in whole or in part, proprietary standard cells, base arrays, macros and/or other design data of Seller, and notwithstanding anything herein to the contrary, Seller retains exclusive ownership of all such proprietary standard cells, base arrays, macros and/or design data, and Seller also retains all rights in mask work in and to such product. Subject to Buyer's payment in full to Seller of all mutually agreed-upon non-recurring engineering ("NRE") charges and the mutually agreed-upon price of each product manufactured by Seller for Buyer, Seller agrees to grant to Buyer a perpetual, irrevocable, royalty-free, fully paid-up license (i) to exercise all rights in the mask works, as that term is defined by the U.S. Semiconductor Chip Protection Act of 1984, embodied in such product, and (ii) to exercise all other intellectual property rights with respect to such product as uniquely configured and considered as a whole (extending only insofar as Seller's proprietary standard cells, base arrays, macros and other design data are uniquely configured within such product). Such license is sole and exclusive (including as to Seller) with respect to such product as uniquely configured and considered as a whole (extending only insofar as Seller's proprietary standard cells, base arrays, macros and other design data are uniquely configured within such product), and non-exclusive with respect to the mask works and other intellectual property rights embodied in Seller's individual proprietary standard cells, base arrays, macros and other design data contained in such product. Buyer shall have the right (at its sole discretion and expense) to pursue infringement actions against third-party infringers of rights in the mask works licensed to Buyer hereunder. However, nothing contained herein shall in any way limit Seller's unrestricted right, at its sole discretion and expense and for its sole benefit, to institute an infringement action against any third party that Seller determines has infringed any mask work rights of Seller pertaining to Seller's proprietary standard cells, base arrays, macros and/or other design data. In connection with Seller's design activities with respect to any semiconductor product hereafter designed by Seller for any third party, Seller agrees not to refer to all or substantially all of the uniquely-configured design of any semiconductor product designed by Seller for Buyer. Except as expressly provided above, Seller, the licensees of Seller, and/or the customers thereof (pursuant to the respective applicable license agreements with Seller), shall have the unrestricted right to use existing and/or future proprietary standard cells, base arrays, macros and/or design data of Seller worldwide to design, make, have made, import, distribute and sell semiconductor products of any nature whatsoever.

           (c)  In the event that a product designed and/or manufactured by Seller for Buyer incorporates in its design any of Seller's proprietary standard cells, base arrays, macros and/or other design data, and Seller at any time thereafter determines that Seller cannot or will not manufacture such product (or if Seller is in material uncured breach of the Agreement or these Terms of Sale), then, provided that Buyer is not in material uncured breach of the Agreement or these Terms of Sale (or any other agreement between Seller and Buyer pertaining to the supply of integrated circuits), Seller agrees to grant and hereby grants to Buyer (subject to the following proviso) a perpetual, irrevocable, fully paid-up, royalty-free license to use the design specification, top-level schematics, top-level simulation results, cell simulation results and documentation pertaining to the uniquely-configured product design by Seller for Buyer (pursuant to Exhibit B annexed to the Agreement) solely for the purpose of having such uniquely configured product manufactured for Buyer by an alternative manufacturer (provided, however, that before Buyer uses or attempts to use the aforementioned design specification, top-level schematics, top-level simulation results, cell simulation results and/or documentation to have such uniquely-configured product manufactured for Buyer by an alternative manufacturer, Buyer must provide to Seller not less than ten (10) business days' written notice of such planned use by Buyer so as to permit Seller to seek such injunctive and/or other relief as Seller may deem appropriate in the event that Seller disputes Buyer's rights to such use).

           (d)  Buyer hereby represents and warrants to Seller that Buyer's provision to Seller of any Buyer design data, and Seller's use of such Buyer design data to design, develop and/or manufacture one or more integrated circuits for Buyer, does not: (i) constitute an unfair trade practice against any third party, (ii) misappropriate any trade secret of any third party, (iii) infringe any patent, copyright, mask work right, trademark or other intellectual property right of any third party, or (iv) tortiously interfere with or breach any contract between Buyer and any third party. Provided that Seller notifies Buyer promptly in writing and gives Buyer authority, information and assistance (at Buyer's expense) for the defense thereof. Buyer hereby agrees to defend, indemnify and hold harmless Seller against any claims, suits, actions, proceedings at law or in equity, inquiries and/or investigations brought or asserted by any third party(ies) ("Third Party Claims") against Seller, and any and all liability, damages, losses, costs and/or expenses, including reasonable attorney's fees and expenses, arising out of any such Third Party Claims (regardless of whether relating to unfair trade practice, misappropriation of a trade secret of any third party, infringement of any patent, copyright, mask work right, trademark or other intellectual property right of any third party, and/or tortious interference with or breach of any contract between Buyer and any third party) to the extent any such Third Party Claims arise from and/or are alleged to have arisen from: (i) Buyer's provision to Seller of Buyer's design data, (ii) Seller's use of Buyer's design data to design, develop and/or manufacture one or more integrated circuits for Buyer, and/or (iii) compliance with Buyer's designs, specifications and/or instructions; provided, however, that Buyer shall have no indemnification obligations hereunder to the extent that a Third Party Claim arises from or is based on any combination by Seller of Buyer's design data, designs and/or specifications with other design data, designs or information not provided by Buyer. The sale of products by Seller does not convey any license, by implication, estoppel or otherwise, under patent claims covering combinations of those products with other devices or elements.

           (e)  Subject to subpart (d) above, and provided that Buyer notifies Seller promptly in writing and gives Seller authority, information and assistance (at Seller's expense) for the defense thereof, Seller hereby agrees to defend, indemnify and hold harmless Buyer against any Third Party Claims brought or asserted against Buyer, and any and all liability, damages, losses, costs and/or expenses, including reasonable attorneys' fees and expenses, arising out of any such Third Party Claims to the extent any such Third Party Claims arise from and/or are alleged to have arisen from: (i) a claim that any product, or any part thereof furnished by Seller hereunder constitutes an infringement of any U.S. patent, and/or (ii) any knowing and intentional misappropriation by Seller of proprietary information of any third parties. If such product, or any part thereof is held in such suit or proceeding to constitute infringement of a U.S. patent, and the use of such product is enjoined, Seller shall, at its own expense, procure for Buyer the right to continue using such product or part thereof, replace the same with a non-infringing product, modify, the product so that it becomes non-infringing, or authorize Buyer's return of such product to Seller and upon its receipt refund the price and transportation and installation costs thereof. Subject to subpart (f) below, the foregoing states the entire liability of Seller for infringement by such product or any part thereof. THIS PROVISION IS STATED IN LIEU OF ANY OTHER EXPRESS, IMPLIED OR STATUTORY WARRANTY AGAINST INFRINGEMENT, AND SHALL BE THE SOLE AND EXCLUSIVE REMEDY FOR INFRINGEMENT OF ANY KIND.

            (f)  In connection with any indemnification obligation under either subpart (d) or (e) above, the following additional provisions shall apply:

              (i)  the party seeking indemnification with respect to a Third Party Claim shall not enter into any settlement of such claim without the written consent of the indemnifying party (which consent shall not unreasonably be withheld, conditioned or delayed), and the indemnifying party shall not enter into any settlement of such Third Party Claim (unless such settlement is solely for payment of an amount no greater than the maximum amount for which the indemnifying party is obligated to provide indemnification hereunder and the indemnifying party agrees in writing to pay such amount and not to contest its indemnity obligation with respect thereto) without the written consent of the indemnified party (which consent shall not unreasonably be withheld, conditioned or delayed);

             (ii)  notwithstanding anything to the contrary in the Agreement or these Terms of Sale, under no circumstances shall an indemnified party be entitled to indemnification under this Paragraph 6 with respect to special, indirect or consequential damages suffered by the indemnified party itself and,

            (iii)  in no event shall Seller's or Buyer's total liability to the other party under or as a result of compliance with the provisions of subparts (d) and/or (e) above exceed the aggregate sum paid by Buyer to Seller for the NRE charges pertaining to the allegedly infringing product and for the purchase of production units of the allegedly infringing product.

           7.  INSPECTION: Unless otherwise specified and agreed upon, the material and/or products to be furnished under these Terms of Sale shall be subject to the Seller's standard inspection at the place of manufacture and to Buyer's standard inspection (provided that Buyer's standard inspection is based on standards that are no more restrictive than the parties' mutually agreed-upon specifications for the relevant products) at the place of manufacture or at Buyer's facilities following shipment (or both, as determined by Buyer). Any such inspection by Buyer at the place of manufacture shall be subject to prior written notice to Seller, shall be subject to Seller's confidentiality and security requirements, and shall be so conducted as to not interfere unreasonably with Seller's operations. Notwithstanding the foregoing, if, upon receipt of such material and/or products by Buyer, the same shall appear not to be free from defects in material and workmanship under normal use and service and to conform in all material respects to the then-current mutually agreed-upon product design specifications, the Buyer promptly shall notify, the Seller of such conditions and afford the Seller a reasonable opportunity to inspect the material and/or products. Seller's Return Material Authorization form, which Seller agrees to provide upon request from Buyer, must accompany such returned material and/or products.

           8.  LIMITED WARRANTY:

           (a)  The Seller warrants that the products to be delivered under these Terms of Sale will be free from defects in material and workmanship under normal use and service and will conform in all material respects to the then-current mutually agreed-upon product design specifications. Seller's obligations under this warranty are limited to replacing or repairing or giving credit for, at its option, at its factory, any of said products which shall, within one (1) year after shipment, be returned to the Seller's factory of origin, transportation charges prepaid, and which are, after examination, disclosed to the Seller's satisfaction to be thus defective. THIS WARRANTY IS EXPRESSED IN LIEU OF ALL

  OTHER WARRANTIES, EXPRESS, STATUTORY, OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND OF ALL OTHER OBLIGATIONS OR LIABILITIES ON THE SELLER'S PART, AND IT NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR THE SELLER ANY OTHER LIABILITIES IN CONNECTION WITH THE SALE OF THE SAID ARTICLES. This warranty shall not apply to any of such products which shall have been repaired or altered, except by the Seller, or which shall have been subjected to misuse, negligence, accident or improper storage. The aforementioned provisions do not extend the original warranty period of any product which has either been repaired or replaced by Seller.

           (b)  It is understood that if an order calls for the delivery of semiconductor devices which are not finished and fully encapsulated, then no warranty, statutory, express or implied, including the implied warranty of merchantability and fitness for a particular purpose, shall apply. All such devices are sold as is where is.

           9.  PRODUCTS NOT WARRANTED BY SELLER: Subpart (e) of Paragraph 6, Patents, and Paragraph 8, Limited Warranty, above, apply only to integrated circuits of Seller's own manufacture (or, if applicable, to integrated circuits manufactured by a third party for Seller which then are supplied by Seller to Buyer). IN THE CASE OF PRODUCTS OTHER THAN INTEGRATED CIRCUITS OF SELLER'S OWN MANUFACTURE (OR, IF APPLICABLE, IN THE CASE OF INTEGRATED CIRCUITS MANUFACTURED BY A THIRD PARTY FOR SELLER WHICH THEN ARE SUPPLIED BY SELLER TO BUYER), SELLER MAKES NO WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FREEDOM FROM PATENT INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. Such products may be warranted by the original manufacturer of such products. For further information regarding the possible warranty of such products, contact Seller.

         10.  PRICE ADJUSTMENTS: Seller's unit prices are based on certain material costs. These materials include, among other things, gold, packages and silicon. Adjustments shall be as follows:

           (a)  [*****]. The price at the time of shipment shall be adjusted for [*****] in the cost of [*****] in accordance with Seller's current [*****] Price Adjustment List. This adjustment will be shown as a separate line item on each invoice.

           (b)  Other Materials. In the event of significant increases in other materials, [*****]. If the parties cannot agree on such increase, then neither party shall have any further obligations with regard to the delivery or purchase of any units not then scheduled for production.

         11.  VARIATION IN QUANTITY: If any purchase orders submitted and accepted under these Terms of Sale calls for a product not listed in Seller's current catalog, or for a product which is specially programmed for Buyer, it is agreed that Seller may ship a quantity which is [*****] more or less than the ordered quantity and that such quantity shipped will be accepted and paid for in full satisfaction of each party's obligation hereunder for the quantity ordered.

         12.  CONSEQUENTIAL DAMAGES: Notwithstanding anything to the contrary in these Terms of Sale, in no event shall Seller or Buyer be liable for special, incidental or consequential damages.

         13.  GENERAL:

           (a)  The validity, performance and construction of these terms and all sales hereunder shall be governed by the laws of the State of California.

           (b)  The Seller represents that with respect to the production of articles and/or performance of the services covered by this order, it will fully comply with all requirements of the Fair Labor Standards Act of 1938, as amended, Williams-Steiger Occupational Safety and Health Act of 1970, Section 202 of Executive Order 11246, as amended and where applicable, and other affirmative action requirements made applicable to this order by federal statute, rule or regulation.

           (c)  The Buyer may make reasonable changes in the drawings, designs or specifications for the items, products and/or materials to be furnished hereunder without Seller's prior consent (provided that such changes do not result in a significant additional development cost to Seller). Seller agrees to implement such changes within a reasonable time, provided that Buyer agrees to pay Seller's customary and usual charges for such implementation.

           (d)  Except to the extent provided in Paragraph 2(b), above, and 14, below, purchase orders submitted and accepted under these Terms of Sale are not subject to cancellation or termination for convenience.

           (e)  Buyer acknowledges that all or part of the products purchased hereunder may be manufactured and/or assembled at any of Seller's facilities domestic or foreign.

            (f)  Buyer, by accepting products hereunder, certifies that it will not export or re-export the products furnished hereunder unless it complies fully with all laws and regulations of the United States relating to such export or re-export, including but not limited to the Export Administration Act of 1979 and the Export Administration Regulations of the U.S. Department of Commerce.

           (g)  Seller shall own all copyrights in or relating to each product developed by Seller whether or not such product is developed under contract with a third party.

           (h)  The design, development or manufacture by Seller of products for Buyer shall not be deemed to produce a work made for hire and shall not give to Buyer any copyright interest in the product or (except as otherwise expressly provided in subparts (b) and (c) of Paragraph 6 of these Terms of Sale) any interest in all or any portion of the mask works relating to the product. In addition, all such rights shall remain the property of Seller.

            (i)  Engineering work performed by Seller of any kind, including but not limited to, development of test programs, shall only be on a best efforts basis; provided that any uncured failure by Seller to perform mutually agreed-upon work in a timely manner under a mutually agreed-upon schedule will be deemed to be a breach of these Terms of Sale.

         14.  GOVERNMENT CONTRACT PROVISIONS: If Buyer's original purchase order indicates by contract number that it is placed under a government contract, only the following provisions of the current Federal Acquisition Regulations are applicable, in accordance with the terms thereof with an appropriate substitution of parties, as the case may be—i.e., "Contracting Officer" shall mean "Buyer," "Contractor" shall mean "Seller," and the term "Contract" shall mean this order:

    52.202-1 Definitions; 52.232-11 Extras; 52.212-9 Variation in Quantity,. 52.232- 23 Assignment of Claims; 52.228-2 Additional Bond Security; 52.224-11 Certain Communist Areas; 52.222-4 Contract Work Hours and Safety Standards Act—Overtime Compensation; 52.222-20 Walsh-Healey Public Contracts Act, if this order exceeds $10,000; 52.222-26 Equal Opportunity; 52.203-1 Officials Not to Benefit; 52.203-5 Covenant Against Contingent Fees; 52.249-1 Termination for Convenience of the Government if this order does not exceed $500,000 (only to the extent that Buyer's contract is terminated for the convenience of the government); 52.246-1 Contractor Inspection Requirements; 52.247-1 Commercial Bills of Lading; 52.222-35 Affirmative Action Viet Nam Veterans if this order exceeds $10,000; 52.222-36 Affirmative Action Handicapped Workers, if this order exceeds $2,500; 52.222-1 Notice to the Government of Labor Disputes; 52.215-1 Examination of Records by Comptroller General; 52.220-3 Utilization of Labor Surplus Area Subcontracting Concerns.

         15.  TERM AND TERMINATION: These Terms of Sale, the parties' Agreement in which these Terms of Sale are contained (but not Exhibit A annexed thereto, which shall survive any cancellation, termination or expiration for any reason), and the parties' rights and obligations under Exhibit B annexed to this Agreement, will have a term of three (3) years from the Effective Date of the Agreement, except as provided below. Thereafter, the term will renew automatically for consecutive one (1) year terms unless either party gives the other party at least six (6) months notice of non-renewal prior to the end of the initial or any renewal term. Either party may terminate for material breach by the other party if the terminating party gives the breaching party written notice of the breach and such breach is not fully cured within the sixty (60) day period immediately following the breaching party's receipt of such written notice (provided that the cure period will be only ten (10) days in length in the case of nonpayment of amounts due and owing). Upon written notice to Seller at any time during the development phase of any product being designed by Seller for Buyer, Buyer may terminate for Buyer's convenience the Agreement and these Terms of Sale with respect to such product, in which case: (i) Buyer promptly shall remit to Seller such portion of the entire unpaid balance of the NRE charges applicable to the next milestone toward which Seller was working at the time of termination as is sufficient to encompass all design and development work performed on such product by Seller with respect to such next milestone up to and including the date of termination; and, (ii) Seller promptly will provide to Buyer (subject to the terms, conditions and restrictions set forth in Paragraphs 6(b) and 6(c) above) only the then-current versions of the design specification and the top-level schematics for such product, and hereby grants to Buyer the right to use the same solely for the purpose of having such uniquely-configured product designed and/or manufactured by an alternative designer and/or manufacturer. As to pending orders as of the effective date of termination, the provisions of Paragraphs 2, 3, 4, 5, 7 and 10 of these Terms of Sale shall survive; and, in any event, the provisions of Paragraphs 6, 8, 9 and I1 through 15 of these Terms of Sale always shall survive termination of the Agreement for any reason. Seller's obligation under Exhibit B annexed to the Agreement also shall terminate upon termination of the Agreement or these Terms of Sale; provided that, in the event such termination results from Seller's uncured material breach of these Terms of Sale, Seller will deliver to Buyer (subject to the terms, conditions and restrictions set forth in Paragraphs 6(a) and 6(c) above), the design specification, top-level schematics, top-level simulation results, cell simulation results and documentation pertaining to the uniquely-configured product designed by Seller for Buyer pursuant to Exhibit B annexed to the Agreement, and hereby grants to Buyer the right to use the same solely for the purpose of having such uniquely-configured product designed and/or manufactured by an alternative designer and/or manufacturer. Neither party will be liable to the other party for damages of any kind or nature resulting solely from such party's exercise of its rights under this Paragraph 15.

         16.  CONFIDENTIALITY: Except as provided below, Buyer and Seller acknowledge and agree that the "Non-Disclosure Agreement" entered into by Buyer and Seller as of [*****] (the "NDA") shall govern exchanges by Buyer and Seller of confidential information. Subject to the following proviso, at any time prior to the commencement of manufacture by Seller of production units of the product being designed by Seller for Buyer, Seller shall, upon request of Buyer, disclose to Buyer the following design data with respect to such product: [*****] (provided, however, that Seller's disclosure to Buyer of the aforementioned design data shall be subject to the following additional provisions: (i) such design data shall be protected by Buyer in accordance with the confidentiality restrictions set forth in the NDA, except that, notwithstanding anything to the contrary in the NDA, the duration of Buyer's confidentiality obligations under the NDA with respect to such design data shall be [*****] years from the date of Seller's disclosure thereof to Buyer; and, (ii) subject only to Paragraphs 6(c) and 15 above, Buyer shall use such design data solely for the purpose of designing a product to be manufactured exclusively by, and purchased by Buyer exclusively from, Seller).

ARTICLE IV

        This Agreement (including Exhibits A and B annexed hereto) constitutes the entire agreement between the parties concerning the same subject matter, and supersedes and repeals all previous negotiations and/or understandings between the parties relating to this subject matter. This Agreement may not be modified, altered, changed or amended in any respect other than by a written amendment (which amendment shall be appropriately captioned to refer expressly to this Agreement, and the sole purpose of which amendment shall be to modify, alter, change or amend this Agreement) signed by both parties.

ARTICLE V

        Any notice (other than routine transactional communications) to be given hereunder shall be in writing and shall be sent by certified mail, return receipt requested, addressed as follows (or to such other address as the parties may specify in writing):

To DexCom at:		To AMIS at:
DEXCOM, INC. 6725 Mesa Ridge Road, Suite 100 San Diego, California 92121, U.S.A.		AMI SEMICONDUCTOR, INC. 2300 Buckskin Road Pocatello, Idaho 83201, U.S.A.
ATTN:	Steve Kemper Director, U.S. Mixed Signal	ATTN:	Robert Floyd Chief Financial Officer Operations

ARTICLE VI

        This Agreement and its performance shall be governed by, subject to and construed in accordance with the laws of the State of California, United States of America (without reference to principles of conflicts of laws), and the parties hereby submit to the non-exclusive jurisdiction and venue of the state and/or federal courts located in the State of California and/or the State of Idaho, United States of America, for any dispute arising out of this Agreement.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date by their respective authorized representatives.

AMI SEMICONDUCTOR, INC.		DEXCOM, INC.
By:	/s/ CHRISTINE KING	By:	/s/ STEVEN KEMPER
Print Name: Christine King		Print Name: Steven Kemper
Title: CEO		Title: CFO
Date: 5-23-03		Date: 5-23-03

EXHIBIT A

INDEMNITY AGREEMENT

        This Indemnity Agreement ("Agreement") is entered into as of May 23rd, 2003 ("Effective Date") by and between AMI SEMICONDUCTOR, INC. ("Seller"), a Delaware corporation, and DEXCOM, INC. ("Buyer"), a Delaware corporation.

        Seller and Buyer hereby agree that Buyer shall protect, defend, save, hold harmless and indemnify Seller, its directors, officers, employees, agents, subsidiaries, successors and assigns (as well as each of Seller's suppliers and subcontractors, and their respective directors, officers, employees, agents, subsidiaries, successors and assigns, all of whom are expressly agreed to be intended third-party beneficiaries of this Agreement) against any and all claims, losses, damages, actions, suits, proceedings at law or in equity, government inquiries or investigations, and any and all liability, costs or expenses, including attorney's fees, arising out of or in connection with any claim or any threatened claim of property damage, economic loss or other damages, in each such case resulting from personal injury, including death, with regard to any product, any part of any product, or any direct or indirect use of any product or part of any product furnished to Buyer by Seller or Seller's agent, including without limitation the design, development, manufacture, assembly, selection, testing, delivery, possession and operation of any such product or part of such product. The obligations of this Agreement shall survive any cancellation, termination or expiration of any agreement, or any part thereof, including without limitation this Agreement, between Buyer and Seller.

        Buyer will conduct and control, through counsel of its own choosing, any claim, action, suit, proceeding, government inquiry or investigation which is or may be subject to Buyer's defense, indemnity and other obligations set forth in the immediately preceding paragraph of this Agreement. Seller (and/or, as applicable, Seller's suppliers or subcontractors) shall give Buyer prompt notice of any claim, action, suit, proceeding, government inquiry or investigation which is or may be subject to Buyer's defense, indemnity and other obligations set forth in the immediately preceding paragraph of this Agreement, and Seller (and/or, as applicable, Seller's suppliers or subcontractors) shall cooperate fully with Buyer (at Buyer's expense) in connection with any such matter (including making available properly discoverable documents and/or witnesses in response to discovery requests, consulting and cooperating with Buyer in connection with Buyer's preparation of responses to discovery requests and Buyer's filing of pleadings, and otherwise assisting in Buyer's defense of any such matter). Nothing in this Agreement shall prevent Buyer from assuming the timely good faith appeal of any judgment rendered by any court of competent jurisdiction against Seller (and/or against any of Seller's suppliers or subcontractors). In the case of a timely good faith appeal of any such judgment by either Buyer or Seller (and/or by any of Seller's suppliers or subcontractors), Buyer's obligation to indemnify Seller (and/or any of Seller's suppliers or subcontractors) as provided in this Agreement as to such judgment (exclusive of all other costs or expenses, including but not limited to attorney's fees suffered by Seller and/or any of Seller's suppliers or subcontractors) shall not arise until such judgment has been fully adjudicated by an appropriate court, or otherwise settled or agreed to be settled by Seller and Buyer.

        Seller (and/or, as applicable, Seller's suppliers or subcontractors) shall not enter into any settlement of any claim, action, suit, proceeding, government inquiry or investigation which is or may be subject to Buyer's defense, indemnity and other obligations set forth in the second paragraph of this Agreement without the written consent of Buyer (which consent shall not unreasonably be withheld, conditioned or delayed), and Buyer shall not enter into any settlement of any claim, action, suit, proceeding, government inquiry or investigation which is or may be subject to Buyer's defense, indemnity and other obligations set forth in the second paragraph of this Agreement without the written consent of Seller (and/or, as applicable, Seller's suppliers or subcontractors), which consent shall not unreasonably be withhold, conditioned or delayed.

        Notwithstanding anything to the contrary in this Agreement, under no circumstances shall Seller (and/or, as applicable, Seller's suppliers or subcontractors) be entitled to indemnification hereunder from Buyer with respect to special, incidental or consequential damages suffered by Seller itself (and/or, as applicable, by Seller's suppliers or subcontractors themselves).

        No other separate contract or other document (except a written amendment to this Agreement prepared and executed by Seller and Buyer in accordance with the immediately following sentence) that now or hereafter may exist between Seller and Buyer shall be deemed to diminish the scope of, supersede or amend this Agreement. This Agreement cannot be modified, altered, changed or amended in any respect other than by a written amendment (which amendment shall be appropriately captioned to refer expressly to this Agreement, and the sole purpose of which amendment shall be to modify, alter, change or amend this Agreement) signed by both Seller and Buyer.

        Seller and Buyer have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

AMI SEMICONDUCTOR, INC.			DEXCOM, INC.
By:	/s/ CHRISTINE KING	By:	/s/ ANDY RASDAL
	(Signature)		(Signature)
Print Name: Christine King			Print Name: Andy Rasdal
Title: CEO			Title: President
Date: 5-23-03			Date: 5-23-03
Attest:
/s/ STEVEN KEMPER
Corporate Assistant, Secretary & CFO

* This Indemnity Agreement is to be executed by Buyer's President and attested by Buyer's Corporate Secretary.

EXHIBIT B

AMIS'S FIRM PROPOSAL PREPARED FOR DEXCOM,
BID CONTROL NUMBER (BCN) [*****],
PROJECT NAME: SENSOR ASIC AND HANDHELD COMMUNICATOR

(Copy to be attached.)

Firm Proposal

Prepared For

DexCom

6725 Mesa Ridge Road, Suite 100
San Diego, California, 92121, USA

Bid Control Number (BCN)

[*****]

Project Name

Sensor ASIC and
HandHeld Communicator

Strictly Private
For DexCom Use Only

Proposal Prepared By Yong Chu Murphy AMI Semiconductor, Inc. 151 3rd St. Pocatello, ID 83201 [*****]	Proposal Submitted By Kurt Steenblock Centaur Corporation—San Diego 5925 Kearny Villa Road, 2nd Floor San Diego, CA, 92123. [*****]

TABLE OF CONTENTS

I.	OVERVIEW	3
II.	DESIGN SPECIFICATIONS & ASSUMPTIONS	3
III.	PROCEDURES & SCHEDULES	3
	A. PROCEDURES	3
	B. SCHEDULES	4
IV.	NRE CHARGES	4
	A. NRE PAYMENT SCHEDULE	5
V.	SAMPLES & PROTOTYPES	6
VI.	PRODUCTION PRICING	6
	A. REGULAR PRODUCTION	6
	B. RISK PRODUCTION	6
VII.	TERMS & CONDITIONS	6

I.     OVERVIEW

        AMI Semiconductor, Incorporated (AMIS) is pleased to provide the following Firm Proposal for DexCom's Implantable Glucose Meter and Handheld Communicator.

II.    DESIGN SPECIFICATIONS & ASSUMPTIONS

Parameter	Assumption
ASIC Technical Parameters
Digital Gates	[*****]
Digital Functions	[*****]
Memory Elements	[*****]
Analog/Megacell Functions	[*****]
[*****]
Vector Count	[*****]
Number of Pads	[*****]
Library	[*****]
Design Handoff	[*****]
AMIS Implementation Parameters
AMIS Device(1)	[*****]
Die Size	[*****]
Device Technology	[*****]
Supply Voltage range	[*****]
Operating Temperature	[*****]
Test Requirements	[*****]
Tester	[*****]
Test Time	[*****]
Production Parameters
Package	[*****]
Production Screening	[*****]
NRE/Unit Price	See Tables 3 and 5

Table 1: Implantable Meter Design Assumptions Handheld Assumptions: [*****]

III.  PROCEDURES & SCHEDULES

        AMIS assures that all design needs will be satisfied in the [*****] process.

  A.
  Design Procedure

          The following is the list of design procedures:

    •
    DexCom and AMIS will do Phase 1 of the project where the specification is defined and finalized.

    •
    DexCom and AMIS will jointly agree on the design and test specification.

    •
    Test specification to be agreed upon before top-level design is complete.

    •
    AMIS will be responsible for the mixed signal design, layout, generation of fab tooling and test development and prototype production.

    •
    DexCom and AMIS will perform post layout review. Reticles can only be generated after review is complete.

    •
    AMIS will manufacture, assemble, test and deliver baseline samples and prototypes.

3

  B.
  Implantable Meter Design Schedule

          The preliminary design schedule is given in NRE Charges below. Handheld Design Schedule will be conducted in parallel.

Development Task	Customer	AMIS	Schedule
AMIS Efforts(1)(3)
Specification generation starts	X	X	[*****]
T-0 Specification agreed to, Design starts	X	X
Cell Design, Layout and Simulation		X	[*****]
Design/Cell Reviews, Integration		X	[*****]
Circuit Design and Simulation		X	[*****]
Chip Level Layout / DRC / LVS		X	[*****]
Prototype Fabrication Efforts
Ship Tape-Tapeout(4)		X
Generate Reticles		X	[*****]
Water Fabrication(5)		X	[*****]
Wafer Sort		X	[*****]
Sample Assembly		X	[*****]
Sample Test—25°C		X	[*****]
Ship Samples		X
Ship Prototypes		X
Total to Samples			[*****]
Total to Prototypes			[*****]

Table 2: Implantable Meter Design Schedule

(1)
These schedules will vary with the quality of the ASIC design data received and do not include any engineering queue time.

(2)
Specification definition and specification formalization phase must be completed and a firm specification in place by customer before AMIS begins design work.

(3)
The schedule only represents AMIS' part of the development and does not include any delays due to customer.

(4)
Tape out is defined as completion and approvals of post-layout simulations. It is also assumed that all necessary DRC and LVS checking is completed.

(5)
Wafer fabrication assumes a priority expedite in fab. Although AMIS makes every effort to secure these expedite for first silicon lots, AMIS does not guarantee that an expedite will be available when the device starts fab—which could affect the schedule. If a priority expedite is not readily available the device will start in fab. Once in fab, the device may be placed on an expedite, should one become available.

IV.    NRE CHARGES

        There is no NRE charge for the minor modification of the [*****] to meet the Handheld Requirements [*****]. [*****] of below NRE will be incentive based. See Table 3.

        This NRE includes the following:

  •
  Design kit, documentation, and software macro libraries

  •
  Cell/Circuit design and layout

  •
  QC Simulation.

4

  •
  Layout, Back Annotation

  •
  Schematic 1 Geometric Verification

  •
  Photomask tooling and Mask sets

  •
  [*****] package selection

  •
  Test program generation

  •
  [*****] samples tested per Note 1, [*****] untested

  •
  [*****] per Spec

  A.
  NRE Payment Schedule

Time in Months	Milestone	Payment
Start	Specification generation starts	[*****]
T-[*****]	Specification Agreed to, Design starts	[*****]
T-[*****]	Preliminary Design Approved	[*****]
T-[*****]	Critical Design Review	[*****]
T-[*****]	Tape Out, Reticles ordered	[*****]
T-[*****]	[*****] Tested Samples + [*****] untested parts Delivered per Note 1	[*****]
T-[*****]	Sample on-time bonus	[*****]
T-[*****]	[*****] Prototypes Delivered	[*****]
T-[*****]	Prototype on-time Bonus per Note 2	[*****]
T-[*****]	[*****] additional Prototypes delivered	[*****]
	TOTAL if Bonus Achieved:	[*****]

Table 3: NRE Payment Schedule

Note One:

        AMIS and Dexcom agree to a [*****] incentive for sample delivery, will be paid by Dexcom to AMIS if the following circumstances are met at room temperature:

  1)
  Samples delivered within [*****] weeks of time zero (T-0).

  2)
  All specification changes requested by Dexcom after time zero will be evaluated and the schedule impact will be mutually agreed to and added, if appropriate, to schedule.

  3)
  Working electrode current to count linearity of [*****] based on sample points at [*****] and [*****].

  4)
  Total average current consumption [*****]

  5)
  Working electrode current to count minimum resolution down to [*****] per count.

  6)
  Output power range between [*****] and [*****] dBm

  7)
  Transmit Periodicity [*****] minutes [*****]

Note Two:

        AMIS and Dexcom agree to a [*****] incentive for prototype delivery, will be paid by Dexcom to AMIS. [*****] are delivered not more than [*****] weeks from time zero fully tested to best available test per Design Specification.

5

V.     SAMPLES & PROTOTYPES

        Upon successful completion and post layout verification, AMIS will manufacture, assemble, test, and deliver baseline samples, which are included in the NRE charge.

        Samples are tested to best available test per Note 1. DexCom may wish to place an order for additional samples.

        Upon receipt of Sample Approval, AMIS will assemble [*****], which are included in the NRE charge. Prototypes are tested to best available test per Test Specification. Shipment of prototypes is contingent upon successful completion of a specification compliant test.

        Prototypes and pricing are summarized in Table VI below.

AMIS Device	Price
Baseline Samples [*****] tested plus [*****] untested	Included in NRE (die only no [*****])
[*****]	Included in NRE
Additional Samples/Prototypes	The greater of [*****] or [*****]

Table 4: Prototype Pricing

VI.   PRODUCTION PRICING

  A.
  Regular Production

Annual Volume	Meter Unit Pricing	Hand-Held Unit Pricing
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

Table 5: Production Pricing

  B.
  Risk Production

  1.
  Risk production orders must be placed prior to Tapeout.

  2.
  Pricing for risk production is [*****] the low volume price with a [*****] minimum. Maximum risk order is [*****] units.

  3.
  Risk lead-time is [*****] weeks from Tapeout.

VII. TERMS & CONDITIONS

    1.
    This quote is valid for thirty (30) days, and is intended for the use of DexCom only.

    2.
    AMIS Terms of Sale which will be sent to customer shall apply to any purchase order resulting from this quote.

    3.
    Production units to be produced in accordance with AMIS specifications for Implantable Class 3 medical devices.

    4.
    Production lead-times vary Please contact the factory.

    5.
    Wafer Sort @ maximum operating temperature (all electrical tests).

    6.
    [*****] final test per spec.

    7.
    QC testing at maximum operating temperature.

    8.
    A [*****] under-run is allowed for production. The order balance will be canceled.

6

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  Exhibit 10.10
AGREEMENT REGARDING TERMS OF SALE